                                                                     Exhibit 4.1

                             [FACE OF CERTIFICATE]

   INCORPORATED UNDER THE LAWS
   OF THE STATE OF DELAWARE                                         COMMON STOCK

                                          PAR VALUE OF $.01

 NUMBER                                                                   SHARES


                                CUSIP 90333H101
                      SEE REVERSE FOR CERTAIN DEFINITIONS


                                   [PICTURE]


                          U.S.I. HOLDINGS CORPORATION

   This is to Certify that:




   is the owner of

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                U.S.I. Holdings Corporation (hereinafter called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and to all amendments thereto, copies of which are on file in the office of the Transfer Agent to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

                IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.

        DATED:

                                        COUNTERSIGNED AND REGISTERED:
                                            MELLON INVESTOR SERVICES LLC
                                                            TRANSFER AGENT
                                                                AND REGISTRAR,

                                        BY

                                                AUTHORIZED SIGNATURE.

        PRESIDENT             SECRETARY AND TREASURER

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                             [BACK OF CERTIFICATE]

                          U.S.I. Holdings Corporation

The Corporation will furnish without charge to each stockholder who so requests of the secretary of the Corporation at its principal place of business the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which the Corporation is authorized to issue, and the qualifications, limitations or restrictions of such preferences and/or rights.

                        --------------------------------

   KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED
     THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE
                     ISSUANCE OF A REPLACEMENT CERTIFICATE.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF TRNSFRS MIN ACT-______ Custodian _________
TEN ENT - as tenants by the entireties                               (Cust)            (Minor)
JT TEN  - as joint tenants with right of        under Uniform Transfers to Minors
          survivorship and not as tenants              Act ____________
          in common                                          (State)

    Additional abbreviations may also be used though not in the above list.

For value received, ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
    OTHER IDENTIFYING NUMBER
         OF ASSIGNEE


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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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


________________________________________________________________________________

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________.


                              SIGNATURE_________________________________________
                                       THE SIGNATURE TO THIS ASSIGNMENT MUST
                              NOTICE: CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                                       -----------------------------------------
                                       THE SIGNATURE(S) SHOULD BE
                                       GUARANTEED BY AN ELIGIBLE
                                       GUARANTOR INSTITUTION
                                       (BANKS, STOCKBROKERS,
                                       SAVINGS AND LOAN ASSOCI-
                                       ATIONS AND CREDIT UNIONS
                                       WITH MEMBERSHIP IN AN
                                       APPROVED SIGNATURE
                                       GUARANTEE MEDALLION
                                       PROGRAM), PURSUANT TO SEC
                                       RULE 17Ad-15
                                       SIGNATURE(S) GUARANTEED BY:
                                       -----------------------------------------